                                                                           97ZK

                                   EXHIBIT B


                                     To The
                        Transportation Service Agreement
                              Dated August 9, 1991
                      Between El Paso Natural Gas Company
                         and Southwest Gas Corporation

                                                                                          Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                    Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----

Bullhead City, Arizona
   Bullhead City - SE/4, Section 20,
   T20N, R22W, Mohave County, Arizona
   (EPNG Meter No. 31-658)                                   250                              *

Casa Grande and Maricopa, Arizona
   Casa Grande No. 1 - NE/4, Section
   3, T7S, R6E, Pinal County, Arizona
   (EPNG Meter No. 30-312)                                   175                              *

   Casa Grande No. 2 - SE/4, Section
   7, T7S, R6E, Pinal County, Arizona
   (EPNG Meter No. 30-064)                                   150                              *

   Casa Grande No. 3 - SW/4, Section
   22, T5S, R6E, Pinal County, Arizona
   (EPNG Meter No. 20-358)                                   150                              *

   C-1 - SE/4, Section 34, T6S, R4E,
   Pinal County, Arizona
   (EPNG Meter Nos. 20-567 and 30-812)                       100                              *

   C-2 - SW/4, Section 8, T7S, R5E,
   Pinal County, Arizona
   (EPNG Meter No. 20-118)                                   100                              *

   C-3 - SW/4, Section 10, T6S, R3E,
   Pinal County, Arizona
   (EPNG Meter No. 20-119)                                    80                              *

   C-4 - NW/4, Section 19, T6S, R4E,
   Pinal County, Arizona
   (EPNG Meter No. 20-526)                                   200                              *

   C-6 - SW/4, Section 6, T7S, R5E,
   Pinal County, Arizona
   (EPNG Meter No. 30-066)                                   225                              *

   C-7 - SW/4, Section 29, T7S, R6E,
   Pinal County, Arizona
   (EPNG Meter No. 20-121)                                    50                              *


                                                                           97ZK
                                   EXHIBIT B
                                  (Continued)


                                                                                          Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                    Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----
Casa Grande and Maricopa, Arizona
  (Continued)
   C-8 - SE/4, Section 28, T6S, R4E,
   Pinal County, Arizona
   (EPNG Meter No. 20-579)                                   225                              *

   C-9 - SW/4, Section 5, T6S, R3E,
   Pinal County, Arizona
   (EPNG Meter No. 20-122)                                   225                              *

   C-10 - SE/4, Section 8, T9S, R7E,
   Pinal County, Arizona
   (EPNG Meter No. 20-123)                                   100                              *

   C-11 - SE/4, Section 22, T9S, R7E,
   Pinal County, Arizona
   (EPNG Meter No. 20-124)                                   150                              *

   C-15 - NE/4, Section 10, T8S, R6E,
   Pinal County, Arizona
   (EPNG Meter No. 20-127)                                   150                              *

   C-17 - NE/4, Section 27, T9S, R7E,
   Pinal County, Arizona
   (EPNG Meter No. 20-129)                                    80                              *

   C-19 - NW/4, Section 14, T6S, R3E,
   Pinal County, Arizona
   (EPNG Meter No. 30-409)                                   250                              *

   C-20 - NE/4, Section 15, T8S, R6E,
   Pinal County, Arizona
   (EPNG Meter No. 20-131)                                    90                              *

   C-21 - Lot 5, Section 1, T7S, R4E,
   Pinal County, Arizona
   (EPNG Meter No. 20-132)                                   100                              *

   C-22 - Lot 4, Section 6, T6S, R3E,
   Pinal County, Arizona
   (EPNG Meter No. 30-231)                                   225                              *

                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                          Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                    Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----
Casa Grande and Maricopa, Arizona
   (Continued)
   C-30 - NE/4, Section 35, T5S, R2E,
   Pinal County, Arizona
   (EPNG Meter No. 20-136)                                   100                              *

   C-31 - SW/4, Section 22, T5S, R2E,
   Pinal County, Arizona
   (EPNG Meter No. 20-137)                                   225                              *

   C-32 - NW/4, Section 15, T7S, R5E,
   Pinal County, Arizona
   (EPNG Meter No. 20-138)                                   100                              *

   Hexcel (R-2) - SW/4, Section 24,
   T6S, R5E, Pinal County, Arizona
   (EPNG Meter No. 34-176)                                   200                              *

   P-3 - SE/4, Section 11, T6S, R6E,
   Pinal County, Arizona
   (EPNG Meter No. 20-140)                                   100                              *

   T-6 - SW/4, Section 19, T7S, R8E,
   Pinal County, Arizona
   (EFNG Meter No. 20-143)                                   100                              *

   T-13 - SW/4, Section 29, T7S, R8E,
   Pinal County, Arizona
   (EPNG Meter No. 20-147)                                   125                              *

   T-15 - SW/4, Section 11, T8S, R8E,
   Pinal County, Arizona
   (EPNG Meter No. 30-136)                                   175                              *

   T-16 - SW/4, Section 33, T6S, R7E,
   Pinal County, Arizona
   (EPNG Meter No. 20-149)                                   150                              *

   S-11 - Lot 7, Section 36, T5S, R7E,
   Pinal County, Arizona
   (EPNG Meter No. 20-141)                                    50                              *

                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                          Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                    Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----
Casa Grande and Maricopa, Arizona
   (Continued)
   S-25 (Coolidge No. 2) - SW/4,
   Section 10, T6S, R7E, Pinal County,
   Arizona
   (EPNG Meter No. 20-142)                                     140                            *

   John Singh No. 1 (T-11) - SW/4,
   Section 13, T8S, R8E, Pinal County,
   Arizona
   (EPNG Meter No. 20-145)                                     125                            *

   Transarizona - SW/4, Section 36,
   T8S, R3E, Pinal County, Arizona
   (EPNG Meter Nos. 2O-321 and
   31-503--Temporary Disconnect)                               200                            *

   R-1 - NW/4, Section 25, T6S, R5E,
   Pinal County, Arizona
   (EPNG Meter 20-110)                                         175                            *

   Albert Forbach (R-5) - SW/4,
   Section 13, T6S, R5E, Pinal County,
   Arizona
   (EPNG Meter Nos. 2O-578 and 31-966)                         200                            *

Clifton and Morenci, Arizona
   Clifton "A" - SW/4, Section 31,
   T4S, R30E, Greenlee County, Arizona
   (EPNG Meter No. 20-100)                                     100                            *

   Morenci "B" - SW/4, Section 23,
   T4S, R29E, Greenlee County, Arizona
   (EPNG Meter No. 20-101)                                     100                            *

   Morenci "C" - NE/4, Section 26,
   T4S, R29E, Greenlee County, Arizona
   (EPNG Meter Nos. 20-102 and 31-655)                         100                            *


                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                          -----------                     --------

Clifton And Morenci, Arizona
   (Continued)
   Morenci "D" - SW/4, Section 25,
   T4S, R30E, Greenlee County, Arizona
   (EPNG Meter No. 20-103)                                     100                            *

Coolidge and Florence, Arizona
   Coolidge No. 1 - SE/4, Section 16,
   T5S, R8E, Pinal County, Arizona
   (EPNG Meter No. 30-065)                                     150                            *

   Florence City Gate No. 2 - NW/4,
   Section 6, T5S, R9E,
   Pinal County, Arizona
   (EPNG Meter No. 20-105)                                     200                            *

   Coolidge No. 3 - SW/4, Section 21,
   T5S, R8E, Pinal County, Arizona
   (EPNG Meter No. 20-106)                                     100                            *

   Federal Prison (S-1) - NE/4,
   Section 23, T4S, R9E, Pinal County,
   Arizona
   (EPNG Meter No. 20-115)                                     50                             *

   Florence City Gate No. 1 - SW/4,
   Section 15, T4S, R9E, Pinal County,
   Arizona
   (EPNG Meter No. 30-430)                                     350                            *

   Arcota Steel (5-27) - SW/4,
   Section 10, T5S, R8E, Pinal County,
   Arizona
   (EPNG Meter Nos. 20-549 and 30-760)                         100                            *

Eloy and Redrock, Arizona
   Eloy No. 1 - SW/4, Section 33, T7S,
   R8E, Pinal County, Arizona
   (EPNG Meter No. 20-107)                                     175                            *

   Eloy No. 2 - SE/4, Section 24, T7S,
   R7E, Pinal County, Arizona
   (EPNG Meter No. 20-108)                                     150                            *





                                                                           97ZK
                                   EXHIBIT B
                                  (Continued)

                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----

Eloy and Redrock, Arizona
   (Continued)
   Red Rock City Gate - NE/4, Section
   8, T10S, R10E, Pinal County,
   Arizona
   (EPNG Meter No. 20-345)                                     150                            *

Hayden, Arizona
   Hayden City Gate - SE/4, Section
   11, T5S, R15E, Gila County,
   Arizona
   (EPNG Meter No. 20-112)                                     100                            *

Oracle, Arizona
   Oracle City Gate - SE/4, Section
   35, T8S, R15E, Pinal County,
   Arizona
   (EPNG Meter 20-319)                                         175                            *

Sacaton, Arizona
   Sacaton City Gate - NE/4, Section
   22, T4S, R5E, Pinal County,
   Arizona
   (EPNG Meter 20-472)                                         100                            *

Sam Joy Ranch, Arizona
   Sam Joy - NE/4, Section 36, T19N,
   R22W, Mohave County, Arizona
   (EPNG Meter No. 20-594)                                     110                            *

Sun Space Ranch, Arizona
   Sun Space - SW/4, Section 3, T9S,
   R14E, Pinal County, Arizona
   (EPNG Meter No. 34-719)                                     350                            *

Superior, Arizona
   Superior City Gate No. 1 - NW/4,
   Section 3, T2S, R12E, Pinal
   County, Arizona
   (EPNG Meter No. 20-113)                                     125                            *

   Superior City Gate No. 2 - NE/4,
   Section 4, T2S, R12E, Pinal
   County, Arizona
   (EPNG Meter No. 20-519)                                     125                            *




                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----
Tierra Verde, Arizona
   Tierra Verde - NE/4, Section 23,
   T19N, R22W, Mohave County, Arizona
   (EPNG Meter Nos. 20-595 and 34-457)                         110                            *

Tucson, Arizona, and environs
   Anos de Oro - SW/4, Section 3,
   T15S, R12E, Pima County, Arizona
   (EPNG Meter No. 31-686)                                     200                            *

   Arizona Portland Cement - SE/4,
   Section 12, T12S, R11E, Pima
   County, Arizona
   (EPNG Meter No. 30-091)                                     250                            *

   Avra Valley - NW/4, Section 10,
   T13S, R10E, Pima County, Arizona
   (EPNG Meter No. 31-092)                                     250                            *

   Caballo Road - NW/4, Section 18,
   T15S, R13E, Pima County, Arizona
   (EPNG Meter No. 20-529)                                     250                            *

   Chaffee, Harry L. - SE/4, Section
   33, T11S, R10E, Pima County,
   Arizona
   (EPNG Meter No. 20-528)                                     150                            *

   City Gate East - NW/4, Section 17,                       Existing
   T15S, R15E, Pima County, Arizona                     pressure, but not
   (EPNG Meter No. 30-148)                                less than 350                       *

   City Gate West - NW/4, Section 4,
   T14S, R13E, Pima County, Arizona
   (EPNG Meter No. 30-149)                                     350                            *

   Corona de Tucson - NW/4, Section
   13, T16S, R15E, Pima County,
   Arizona
   (EPNG Meter Nos. 20-537 and                                 350                            *
   31-661--Temporary Disconnect)

   Cortaro City Gate - SW/4, Section
   34, T12S, R12E, Pima County,
   Arizona
   (EPNG Meter No. 30-663)                                     350                            *



                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----
Tucson, Arizona, and environs
   (Continued)
   Drexel Heights - SW/4, Section 4,
   T15S, R13E, Pima County, Arizona
   (EPNG Meter Nos. 31-558 and                                 300                            *
   20-198--Temporary Disconnect)

   Dunn, W. L. - NW/4, Section 32,
   T13S, R11E, Pima County, Arizona
   (EPNG Meter Nos. 20-496 and                                 150                            *
   31-687--Temporary Disconnect)

   Duval - NE/4, Section 25, T15S,
   R13E, Pima County, Arizona
   (EPNG Meter No. 30-657)                                     500                            *

   Esperanza - SE/4, Section 10, T18S,
   R12E, Pima County, Arizona
   (EPNG Meter No. 31-523)                                     300                            *

   Fletcher Ranch Area - NW/4,
   Section 19, T15S, R15E, Pima County,
   Arizona
   (EPNG Meter No. 20-467)                                     300                            *

   Handy, C. E. - NW/4, Section 13,
   T13S, R12E, Pima County, Arizona
   (EPNG Meter No. 20-576)                                     150                            *

   Heller, J. R. - SE/4, Section 32,
   T13S, R13E, Pima County, Arizona
   (EPNG Meter No. 20-574)                                     150                            *

   Houghton Road - NW/4, Section 36,
   T15S, R15E, Pima County, Arizona
   (EPNG Meter No. 30-931)                                     400                            *

   Hughes Aircraft - NW/4, Section 29,
   T15S, R14E, Pima County, Arizona
   (EPNG Meter No. 20-210)                                     350                            *

   Hurst - SW/4, Section 27, T11S,
   R10E, Pima County, Arizona
   (EPNG Meter No. 20-533)                                     150                            *



                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----

Tucson, Arizona, and environs
   (Continued)
   Lateral No. 8 - SW/4, Section 22,
   T11S, R11E, Pima County, Arizona
   (EPNG Meter No. 31-344)                                     300                            *

   Manville Road - SE/4, Section 14,
   T13S, R10E, Pima County, Arizona
   (EPNG Meter No. 20-304)                                     350                            *

   Marana Air Base - NW/4, Section 26,
   T10S, R10E, Pima County, Arizona
   (EPNG Meter No. 20-203)                                     150                            *

   North Loop Substation - SE/4,
   Section 12, T12S, R11E, Pima
   County, Arizona
   (EPNG Meter No. 31-682)                                     350                            *

   Olivas City - SW/4, Section 14,
   T15S, R13E, Pima County, Arizona
   (EPNG Meter No. 30-297)                                     200                            *

   Paradise Estates - NE/4, Section
   28, T14S, R13E, Pima County, Arizona
   (EPNG Meter Nos. 20-518 and 31-556)                         150                            *

   Phillips, Charles - NW/4, Section
   24, T14S, R11E, Pima County,
   Arizona
   (EPNG Meter Nos. 20-497 and                                 150                            *
   31-688--Temporary Disconnect)

   Pima Pork - SW/4, Section 27, T15S,                      Existing
   R14E, Pima County, Arizona                           pressure, but not
   (EPNG Meter No. 31-518)                                less than 350                       *

   Ruby Star - NW/4, Section 2, T17S,
   R12E, Pima County, Arizona
   (EPNG Meter No. 20-502)                                     300                            *

   Silverbell Mine - SW/4, Section 24,
   T12S, R9E, Pima County, Arizona
   (EPNG Meter No. 20-498 -- Temporary
   Disconnect)                                                 150                            *



                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                          Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                    Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----

Tucson, Arizona, and environs
   (Continued)
   Trico Electric - NE/4, Section 27,
   T11S, R10E, Pima County, Arizona
   (EPNG Meter No. 20-532)                                     150                            *

   Twin Buttes - SE/4, Section 34,
   T17S, R12E, Pima County, Arizona
   (EPNG Meter No. 31-524)                                     300                            *

Aguila, Arizona
   Aguila - NE/4, Section 28, T6N,
   R12W, La Paz County, Arizona
   (EPNG Meter No. 30-522)                                     400                            *

Ajo Heights, Arizona
   Ajo Heights - NE/4, Section 23,
   T12S, R6W, Pima County, Arizona
   (EPNG Meter No. 20-003)                                     100                            *

Bisbee, Arizona
   Warren-Bisbee City Gate - NW/4,
   Section 26, T23S, R24E, Cochise
   County, Arizona
   (EPNG Meter No. 31-270)                                     250                            *

Bowie, Arizona
   Bowie - SE/4, Section 36, T14S,                          Existing
   R28E, Cochise County,                                pressure, but not
   Arizona                                                less than 500                       *
   (EPNG Meter No. 31-689)

Buckeye, Arizona
   Rainbow Valley - NW/4, Section 10,                       Existing
   T3S, R2W, Maricopa County, Arizona                   pressure, but not
   (EPNG Meter No. 30-965)                                less than 400                       *

Chandler, Arizona
   Chandler No. 1 - NW/4, Section 33,
   T1S, R5E, Maricopa County, Arizona
   (EPNG Meter No. 30-029)                                     300                            *

   Chandler No. 2 - NW/4, Section 34,                       Existing
   T1N, R5E, Maricopa County, Arizona                   pressure, but not
   (EPNG Meter No. 30-030)                                less than 230                       *



                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----

Chandler, Arizona (Continued)
   Chandler No. 3 - SE/4, Section 26,
   T2S, R4E, Maricopa County, Arizona
   (EPNG Meter Nos. 20-434 and 31-368)                         300                            *

   Dobson Road - NE/4, Section 31,
   T1S, R5E, Maricopa County, Arizona
   (EPNG Meter No. 20-469)                                     200                            *

   Lone Butte - NW/4, Section 6, T2S,
   R4E, Maricopa County, Arizona
   (EPNG Meter No. 20-409)                                     220                            *

   Price, A. E. - NE/4, Section 36,
   T1S, R4E, Maricopa County, Arizona
   (EPNG Meter Nos. 20-573 and                                 200                            *
   31-954--Temporary Disconnect)

   West Chandler - SW/4, Section 33,
   T1S, R4E, Maricopa County, Arizona
   (EPNG Meter No. 34-636)                                     100                            *

Douglas, Arizona
   Douglas No. 1 - SW/4, Section 13,
   T24S, R27E, Cochise County, Arizona
   (EPNG Meter No. 30-023)                                     100                            *

   Douglas No. 2 - NE/4, Section 10,
   T24S, R27E, Cochise County, Arizona
   (EPNG Meter No. 20-005)                                      90                            *

   Douglas No. 3 - SW/4, Section 2,
   T24S, R27E, Cochise County, Arizona
   (EPNG Meter No. 20-006)                                      90                            *

   Douglas No. 4 - SE/4, Section 34,
   T22S, R27E, Cochise County, Arizona
   (EPNG Meter No. 2O-OO7 and                                  175                            *
   31-691--Temporary Disconnect)

   Cochise County Junior College
   NE/4, Section 15, T24S, R26E,
   Cochise County, Arizona
   (EPNG Meter No. 20-398)                                     200                            *



                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----


Ehrenberg, Arizona
   Ehrenberg - SE/4, Section 16, T3N,
   R22W, La Paz County, Arizona
   (EPNG Meter No. 20-446)                                     100                            *

Elfrida-McNeal, Arizona
   Cochise No. 1 - NE/4, Section 36,
   T15S, R25E, Cochise County, Arizona
   (EPNG Meter No. 20-010)                                     300                            *

   Cochise No. 2 - NW/4, Section 36,
   T15S, R25E, Cochise County, Arizona
   (EPNG Meter Nos. 20-011 and 31-215)                         400                            *

   Cochise No. 3 - NW/4, Section 27,
   T15S, R26E, Cochise County, Arizona
   (EPNG Meter No. 30-630)                                     600                            *

   Elfrida - SE/4, Section 9, T22S,                         Existing
   R26E, Cochise County, Arizona                        pressure, but not
   (EPNG Meter No. 30-916)                                less than 400                       *

   McNeal - NW/4, Section 6, T22S,
   R26E, Cochise County, Arizona
   (EPNG Meter No. 20-383)                                     350                            *

   Pearce - SW/4, Section 9, T16S,
   R24E, Cochise County, Arizona
   (EPNG Meter Nos. 20-333 and 30-640)                        400                             *

Fort Grant, Arizona
   Stewart Farm Area - NE/4, Section
   36, T12S, R25E, Cochise County,
   Arizona
   (EPNG Meter Nos. 30-739-01 and
   30-739-02)                                                  500                            *

Gila Bend, Arizona
   Gila Bend - NE/4, Section 28, T2S,
   R4W, Maricopa County, Arizona
   (EPNG Meter No. 31-269)                                     500                            *





                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)


                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----


Gila Bend, Arizona (Continued)
   Harquahala Valley - NE/4, Section
   25, T1N, R9W, Maricopa County,
   Arizona
   (EPNG Meter No. 30-507)                                     400                            *

   Matori-Hilvert - SW/4, Section 23,                       Existing
   T1N, R9W, Maricopa County, Arizona                   pressure, but not
   (EPNG Meter No. 30-667)                                less than 450                       *

   Midgett - SE/4, Section 2, T1N,
   R10W, Maricopa County, Arizona
   (EPNG Meter No. 20-315 -- Temporary
   Disconnect)                                                 200                            *

   Palomas Plains - SW/4, Section 7,                        Existing
   T1N, R9W, Maricopa County, Arizona                   pressure, but not
   (EPNG Meter No. 31-266)                                less than 500                       *

Globe, Arizona
   Globe No. 1 - SE/4, Section 26,
   T1N, R15E, Gila County, Arizona
   (EPNG Meter No. 30-134)                                     150                            *

   Globe No. 2 - Lot 5, Section 1,
   T1S, R15E, Gila County, Arizona
   (EPNG Meter No. 20-019)                                     100                            *

Golden Shores, Arizona
   Golden Shores - SE/4, Section 10,
   T16N, R21W, Mohave County, Arizona
   (EPNG Meter No. 34-789)                                     50                             *

Huachuca City, Arlzona
   Huachuca Vista - Lot 4, Section 5,
   T21S, R2OE, Cochise County, Arizona
   (EPNG Meter No. 2O-240)                                     100                            *

Kearney, Arizona
   Kearney - SE/4, Section 11, T5S,
   R15E, Gila County, Arizona
   (EPNG Meter No. 20-299)                                     100                            *




                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----



Kearny, Arizona (Continued)
   Kennecott Leaching Plant - SW/4,
   Section 17, T4S, R14E, Pinal                             Existing
   County, Arizona                                      pressure, but not
   (EPNG Meter No. 31-566)                                less than 275                       *

Mammoth, Arizona
   Mammoth - SW/4, Section 19, T8S,
   R17E, Pinal County, Arizona
   (EPNG Meter No. 20-023)                                     75                             *

Miami, Arizona
   Hoopes Lime - SE/4, Section 21,                          Existing
   T1N,R15E, Gila County, Arizona                       pressure, but not
   (EPNG Meter Nos. 20-300 and                            less than 200
   30-190--Temporary Disconnect)                                                              *

   Miami No. 1 - NE/4, Section 30,
   T1N, R15E, Gila County, Arizona
   (EPNG Meter No. 30-026)                                     100                            *

   Miami No. 2 - NW/4, Section 27,
   T1N, R15E, Gila County, Arizona
   (EPNG Meter No. 31-708)                                     100                            *

   Miami No. 4 - SE/4, Section 20,
   T1N, R15E, Gila County, Arizona
   (EPNG Meter No. 20-021)                                     100                            *

Mobile, Arizona
   Mobile Meter Station - NW/4,
   Section 28, T4S, R1E, Maricopa
   County, Arizona
   (EPNG Meter No. 27-422)                                     400                            *

Naco, Arizona
   Naco - SW/4, Section 11, T24S,
   R24E, Cochise County, Arizona
   (EPNG Meter No. 20-016)                                     100                            *

New River, Arizona
   New River - SE/4, Section 28, T7N,
   R2E, Maricopa County, Arizona
   (EPNG Meter No. 20-427)                                     175                            *




                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----

Parker, Arizona
   Parker - SW/4, Section 12, T1ON,                         Existing
   R15W, La Paz County, Arizona                         pressure, but not
   (EPNG Meter Nos. 30-863 and                            less than 500
   20-546--Temporary Disconnect)                                                              *

Phoenix, Arizona
   Glendale City Gate - SW/4,                               Existing
   Section 36, T3N, R1E,                                pressure, but not
   Maricopa County, Arizona                               less than 400                       *
   (EPNG Meter No. 30-433)

   Guadalupe - NW/4, Section 5, T1S,
   R4E, Maricopa County, Arizona
   (EPNG Meter No. 30-031)                                     275                            *

   Lateral 16 - SW/4, Section 10, T1N,
   R2E, Maricopa County, Arizona
   (EPNG Meter No. 30-032)                                     275                            *

   Lateral 25 - SW/4, Section 7, T1N,
   R1E, Maricopa County, Arizona
   (EPNG Meter No. 30-249)                                     275                            *

   Scottsdale - SE/4, Section 14, T1N,                      Existing
   R4E, Maricopa County, Arizona                        pressure, but not
   (EPNG Meter No. 30-855)                                less than 300                       *

   Southern Avenue - NW/4, Section 33,
   T1N, R2E, Maricopa County, Arizona
   (EPNG Meter No. 31-376)                                     275                            *

   The Lakes - SE/4, Section 5, T1S,
   R4E, Maricopa County, Arizona
   (EPNG Meter Nos. 20-538 and 31-663)                         300                            *

   Arrowhead Ranches - SW/4, Section
   16, T4N, R1E, Maricopa County,
   Arizona
   (EPNG Meter No. 20-475)                                     425                            *

   Bell Road - NW/4, Section 6, T3N,
   R1E, Maricopa County, Arizona
   (EPNG Meter No. 31-656)                                     400                            *



                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----

 Phoenix, Arizona (Continued)
   Capitol Foundry - NW/4, Section 3,
   T1S, R4E, Maricopa County, Arizona
   (EPNG Meter No. 20-040)                                     200                            *

   Laveen - NW/4, Section 9, T1S,
   R2E, Maricopa County, Arizona
   (EPNG Meter No. 20-024)                                     100                            *

   Olive Avenue - NE/4, Section 31,
   T3N, R1E, Maricopa County, Arizona
   (EPNG Meter No. 31-079)                                     375                            *

   South Tempe - NE/4, Section 20,
   T1S, R4E, Maricopa County, Arizona
   (EPNG Meter Nos. 30-467 and
   20-380--Temporary Disconnect)                               250                            *

   Anzoria - SE/4, Section 12, T1S,
   R4E, Maricopa County, Arizona
   (EPNG Meter No. 20-588)                                     200                            *

   North Phoenix (Pinnacle Peak) -
   NW/4, Section 9, T4N, R1E,
   Maricopa County, Arizona
   (EPNG Meter No. 34-227)                                     500                            *

   Ventana Lakes - SE/4, Section 19,
   T4N, R1E, Maricopa County, Arizona
   (EPNG Meter 20-590)                                         60                             *

   Foothills Club West - SW/4, Section
   6, T2S, R3E, Maricopa County,
   Arizona
   (EPNG Meter No. 34-790)                                     175                            *

Ray, Arizona
   Ray and Sonora - NE/4, Section 4,
   T2S, R1E, Pinal County, Arizona
   (EPNG Meter No. 20-044)                                     100                            *

St. David, Arizona
   St. David - SE/4, Section 33, T18S,
   R21E, Cochise County, Arizona
   (EPNG Meter No. 20-175)                                     175                            *



                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)

                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----

San Carlos, Arizona
   San Carlos - Mile Post 165.5 on
   Seller's Globe-Miami 8" Pipeline
   on Unsurveyed Lands, San Carlos
   Indian Reservation, Gila County,
   Arizona
   (EPNG Meter No. 20-353)                                     150                            *

San Manuel, Arizona
   San Manuel - SW/4, Section 29,
   T9S, R17E, Pinal County, Arizona
   (EPNG Meter No. 30-038)                                     100                            *

San Simon, Arizona
   San Simon - NE/4, Section 21, T14S,
   R31E, Cochise County, Arizona
   (EPNG Meter No. 20-332)                                     400                            *

Sierra Vista, Arizona
   Ft. Huachuca - SW/4, Section 32,                         Existing
   T2OS, R20E, Cochise County,                          pressure, but not
   Arizona                                                less than 420                       *
   (EPNG Meter No. 31-692)

Somerton, Arizona
   Somerton - NW/4, Section 36, T16S,
   R21E, Yuma County, Arizona
   (EPNG Meter No. 20-382)                                     200                            *

Sunbelt Refinery Company, Arizona
   Sunbelt Meter Station - NW/4,
   Section 10, T6S, R8E, Pinal
   County, Arizona
   (EPNG Meter No. 44-227)                                     250                            *

Tombstone, Arizona
   Tombstone - SE/4, Section 36, T19S,
   R22E, Cochise County, Arizona
   (EPNG Meter No. 20-195)                                     175                            *

Wellton, Tacna and Valencia, Arizona
   Wellton-Mohawk - SW/4, Section 35,                       Existing
   T7S, R21W, Yuma County, Arizona                      pressure, but not
   (EPNG Meter No. 31-584)                                less than 375                       *





                                                                           97ZK
                                  EXHIBIT B
                                 (Continued)


                                                                                           Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                     Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----

Wenden-Salome, Arizona
   Wenden-Salome - NE/4, Section 33,                        Existing
   T6N, R12W, La Paz County, Arizona                    pressure, but not
   (EPNG Meter No. 31-685)                                less than 500                       *

Winkelman, Arizona
   Winkelman - NE/4, Section 24,
   T5S, R15E, Gila County, Arizona
   (EPNG Meter No. 20-046)                                     90                             *

Yuma, Arizona
   Arizona Western College - NE/4,
   Section 2, T9S, R22W, Yuma
   County, Arizona
   (EPNG Meter No. 20-385)                                     100                            *

   W. J. Small Mill - NE/4, Section
   29, T8S, R21W, Yuma County, Arizona
   (EPNG Meter No. 20-534)                                     100                            *

   Yuma No. 1 - NW/4, Section 34,
   T8S, R23W, Yuma County, Arizona
   (EPNG Meter No. 30-039)                                     175                            *

   Yuma Cogeneration - SE/4, Section                        Existing
   28, T16S, R22E, Yuma County,                         pressure, but not
   Arizona                                                less than 350                       *
   (EPNG Meter No. 34-793)

   Yuma-Mesa - NE/4, Section 1, T9S,
   R23W, Yuma County, Arizona
   (EPNG Meter No. 31-642)                                     250                            *

   Yuma West - SW/4, Section 28, T16S,
   R22E, Yuma County, Arizona
   (EPNG Meter Nos. 31-922 and 20-570)                         250                            *

   Yuma Foothills Fortuna Heights -
   NE/4, Section 31, T8S, R21W, Yuma
   County, Arizona
   (EPNG Meter No. 20-601)                                     275                            *


                                                                           97ZK
                                 EXHIBIT B
                                (Continued)

                                                                                          Maximum
                                                            Delivery                        Daily
                                                           Pressure(s)                    Quantity
Delivery Point(s)                                            (psig)                         (Mcf)
- -----------------                                            ------                         -----
Taps on El Paso's Transmission                               Various
 Systems                                                    Pressures                         *

   Shipper's Transportation
     Contract Demand:                                     Not Applicable

Unless otherwise specified on this exhibit, the Delivery Pressure(s) for the point(s) listed above shall be the pressure existing from time to time at the metering facility; however, El Paso reserves the right to deliver quantities at pressures up to the MAOP of that facility.

* El Paso shall be obligated to deliver hereunder, in accordance with paragraph 1.3 of the Agreement and Section 4.2 of the General Terms and Conditions contained in El Paso's Volume No. 1-A Tariff, or superseding tariff, up to Shipper's full requirements, except for those Delivery Point(s) which have a specific Maximum Daily Quantity set forth; provided, however, that El Paso shall be obligated to deliver hereunder only Shipper's quantities of natural gas received pursuant to this Agreement in the aggregate at all Delivery Point(s). El Paso's obligation to deliver up to Shipper's full requirements is limited by operational and capacity limitations existing from time to time for the facilities at each Delivery Point; El Paso shall not be required to construct additional facilities required to make deliveries of natural gas in quantities exceeding such operational and capacity limitations, except as otherwise undertaken in El Paso's Stipulation and Agreement filed at Docket No. RP88-44-000.

A.       Effective Date of this Exhibit B:  March 1, 1994.

B.       Supersedes Exhibit B Effective:    September 10, 1993.


    SOUTHWEST GAS CORPORATION                    EL PASO NATURAL GAS COMPANY

    By   /s/ THOMAS J. ARMSTRONG                 By  /s/ ALVIN W. CLARK
             Vice President                            Vice President

    Date 3-24-94                                 Date 3-1-94